Leidos to Acquire L3Harris Security Detection & Automation Businesses February 4, 2020

Cautionary Statement Regarding Forward-Looking Statements The forward-looking statements contained in this presentation involve risks and uncertainties that may affect Leidos’ operations, markets, products, services, prices and other factors as discussed in filings with the Securities and Exchange Commission (the “SEC”). Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “project,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other words of similar meaning in connection with a discussion of the Transaction or future operating or financial performance or events. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of Leidos will be realized. This presentation also contains statements about the proposed acquisition of the security detection, and automation business of L3Harris Technologies, Inc. (the “Transaction”) that are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond Leidos’ control, which could cause Leidos’ actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the completion of the Transaction on anticipated terms and timing, including regulatory approvals, anticipated tax treatment, ability to retain key personnel, the dependency of the Transaction on market conditions and the impact of a change in market conditions on the value to be received in the Transaction, unforeseen liabilities, future capital expenditures, uncertainty as to the expected financial condition and economic performance of the company following the closing, including future revenues, expenses, earnings, indebtedness, losses, prospects, business strategies for the management, expansion and growth of the company following the closing, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Leidos’ business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Leidos’ consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward- looking statements, see Leidos’ filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Leidos’ annual report on Form 10-K for the year ended December 2018, and in its quarterly reports on Form 10-Q which are available at http://www.Leidos.com and at the SEC’s web site at http://www.sec.gov. The forward-looking statements contained in this presentation are made only as of the date of this presentation. Readers are cautioned not to put undue reliance on forward-looking statements. Leidos assumes no obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws. 2 2

Terms $ Financing • Total cash price of $1.0 billion • Transaction will be funded through cash on hand and incremental debt • Represents forward EBITDA multiple of ~13.3x times CY20, or ~9.4 times • Net leverage* ratio of ~3.7x expected CY21 at close Transaction Overview Financial Timing & Closing Benefits Conditions • Immediately accretive to revenue • Unanimously approved by the Boards growth, adjusted EBITDA margins and of Directors of both companies non-GAAP EPS • Closing expected by end of Q2 2020 • Expected to generate $20 million in annualized cost synergies by 2022 • Subject to customary closing conditions, including regulatory approvals *Net leverage ratio defined as (Total Debt – Cash & Equivalents)/TTM EBITDA 3

L3Harris Security Detection & Automation Businesses

Overview

Security Detection Business	Automation Business
Headquartered in Tewksbury, MA	Headquartered in Luton, UK

Combined 1,200 employees worldwide

Highlights

- Security Detection: Leading provider of airport and critical infrastructure screening products and services
- Automation: Provider of automated tray return systems (ATRS) and other industrial automation products
- Global sales and services operations with >20,000 systems deployed world-wide

Key Products

Checkpoint Security Products

Checkpoint CT scanners, people scanners, and comprehensive explosives trace detectors

Checked Baggage Products

Checked baggage screeners designed to meet high levels of explosives detection performance with a very high level of reliability

Automation Products

ATRS and other industrial automation products

Product Services

Maintenance services associated with security & detection product sales

Annualized 2020E Revenues of ~$500 million & EBITDA of ~$75 million

4

leidos

Compelling Strategic Benefits • Adds complementary products that expand Leidos’ offerings to create a more Expands Product Portfolio in High- comprehensive security detection platform Growth Global Security Market • Projected 3-year revenue CAGR of acquired businesses in low to mid-teens • Global Security Product market projected to grow in excess of federal budget • Delivers on stated objective to diversify revenue globally Diversifies Revenue Through • Increases international security products revenue six-fold Increased International Presence • Expands customer penetration into 75 additional countries • L3Harris’ global airport sales channel complementary to Leidos’ global port & border sales channel Enhanced Scale Accelerates Growth & • Leidos’ efficient service model will yield improved service delivery for global Innovation customers • Leveraging technology investments across the combined security platform accelerates innovation 5

Expands Product Portfolio in High-Growth Security Market People Checkpoint Checkpoint Explosive Automation Checked Checked Ports & Scanners X-Ray CT Trace Baggage: Baggage: Borders In-line Stand- Alone Complementary product portfolio Note: Graphic depicts deployed products 6

Diversifies Revenues Through Increased International Presence Countries where Leidos Security products are deployed. Additional countries where L3Harris Security Detection and Automation products are deployed. Leidos’ International Revenue Mix will increase to 13% from 10% 7

Enhanced Scale Accelerates Growth & Innovation

leidos



Border Security Products
~ 25%
Checked Baggage Products
~ 15%
CY20E Revenue
~$225 million
Services
~ 60%

- Global Sales & Service Channel: Ports & Borders
- Highly Efficient Service Model
- In-house Manufacturing
- Technology Investments:
  - Explosive Detection
  - Biometrics
  - Airport Efficiency Modeling



Checkpoint Security Products
~ 25%
Border Security Products
~ 5%
Checked Baggage Products
~ 22%
Combined CY20E Revenue
~$725M
Services
~ 40%
Automation Products
~ 8%

- ✓ Combines complementary sales channels to enhance growth
- ✓ Leveraging technology investments across broader portfolio to accelerate innovation

L3HARRIS



Checkpoint Security Products
~35%
CY20E Revenue
~$500 million
Checked Baggage Products
~22%
Services
~30%
Automation Products
~12%

- Global Sales & Service Channel: Airports
- Outsourced Manufacturing Model
- Technology Investments:
  - CT at the Checkpoint
  - Explosive Detection
  - Automation
  - Wave mm

Note: Combined estimates are presented as if the acquisition occurred on January 1, 2020

8 / leidos

Transaction Offers Significant Financial Benefits

Clearly Identified and Achievable Synergies

Expected to generate approximately $20 million of annualized cost synergies by 2022

Anticipate revenue synergy opportunities through growing maintenance and service revenue

Higher Margin Portfolio

Transaction expected to drive Leidos' adjusted EBITDA margin higher

Expect to expand margins of acquired business due to improved operational discipline, leveraging Leidos' ~30 year legacy in the security products business

Immediate Earnings Accretion

Immediately accretive to non-GAAP EPS

Expect to add ~$75 million of annualized adjusted EBITDA in 2020

Expect ~$30 million of one-time pre-tax transaction related expenses; ~$23 million after tax

High Cash Efficiency

Capital-light business model aligns with Leidos' with capex <2% of annual revenue

9 / leidos

Transaction Creates Value for All Stakeholders Shareholders Customers Employees Accelerates revenue growth Accelerates innovation across a more Consistent with our mission of comprehensive security product making the world safer Diversifies revenue with increased platform international exposure Aligns a talented workforce under Opportunity for improved service one of Leidos’ key strategic Accretive to margin and earnings efficiency by leveraging the Leidos businesses Creates revenue and cost synergies service and operational model 10

Appendix

Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, such as non-GAAP operating income, non-GAAP diluted earnings per share (EPS), adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA margin. These are not measures of financial performance under generally accepted accounting principles in the U.S. ("GAAP") and, accordingly, these measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. Management believes that these non-GAAP measures provide another measure of the Company's results of operations and financial condition, including its ability to comply with financial covenants. These non-GAAP measures are frequently used by financial analysts covering Leidos and its peers. The Company’s computation of its non-GAAP measures may not be comparable to similarly titled measures reported by other companies, thus limiting their use for comparability. Leidos does not provide a reconciliation of forward-looking adjusted EBITDA margins (non-GAAP) or non-GAAP diluted EPS to GAAP net income, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because certain deductions for non-GAAP exclusions used to calculate projected net income may vary significantly based on actual events, Leidos is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income at this time. The amounts of these deductions may be material and, therefore, could result in projected GAAP net income and diluted EPS being materially less than projected adjusted EBITDA margins (non-GAAP) and non-GAAP diluted EPS. 12

Definition of Non-GAAP Financial Measures Non-GAAP operating income is computed by excluding the following items from net income: (i) non-operating expense, net; (ii) income tax expense, and (iii) the following discrete items: • Integration and restructuring costs — Represents integration, lease termination and severance costs related to the Company’s acquisitions. • Amortization of acquired intangible assets — Represents the amortization of the fair value of the acquired intangible assets. • Amortization of equity method investment — Represents the amortization of the fair value of the acquired equity method investment. • Gain on sale of business — Represents the net gain on sale of businesses. • Asset impairment charges — Represents impairments of long-lived tangible assets. • Other tax adjustments — Represents discrete tax items. Non-GAAP EPS is computed by dividing net income, adjusted for the discrete items as identified above and the related tax impacts, by the diluted weighted average number of common shares outstanding. Adjusted EBITDA is computed by excluding the following items from income before income taxes: (i) discrete items as identified above; (ii) interest expense; (iii) interest income; (iv) depreciation expense; and (v) amortization of intangibles. Adjusted EBITDA margin is computed by dividing adjusted EBITDA by revenue. 13